UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2006

HEALTH BENEFITS DIRECT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-123081	98-0438502
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2900 Gateway Drive, Pompano Beach, FL		33069
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (954) 944-4447

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On March 8, 2006, we made a presentation at an investor conference in Miami, Florida. The presentation focused on our fiscal year 2006 and other information about our business. A copy of our presentation is being furnished as Exhibit 99.1 to this Current Report.

The information in this report, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and in accordance with General Instruction B.2 of Form 8-K, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act.

The attached Exhibit 99.1 contains forward-looking statements within the meaning of Section 27A of the Securities Act, as amended, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995 that are not historical facts but rather are based on current expectations, estimates and projections about our business and industry, our beliefs and assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Persons are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s view only as of the date on which they were made. We undertake no obligation to update these statements or publicly release the results of any revisions to the forward-looking statements that appear in the information disclosed pursuant to this Item 7.01 to reflect events or circumstances after the date of this Current Report, the date of the accompanying materials included in Exhibit 99.1, or the date of any documents incorporated by reference or to reflect the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

The exhibit listed in the following Exhibit Index is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Presentation Materials, dated March 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 8, 2006	HEALTH BENEFITS DIRECT CORPORATION

	By:	/s/ Anthony Verdi
/	Anthony Verdi
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation Materials, dated March 2006